Exhibit 99.2

First Advantage to Acquire Sterling Check Corp. for $2.2 Billion in Cash and Stock

•
Extends First Advantage’s high-quality and cost-effective background screening, identity, and verification technology solutions for the benefit of both companies’ customers across industry verticals and geographies

•
Enables increased investment in Artificial Intelligence and next-generation Digital Identification technologies for enhanced customer and applicant experience

•
Drives attractive total shareholder return outlook, including at least $50 million of synergies, implying expected double-digit Adjusted EPS accretion immediately on a run-rate synergy basis and accelerated earnings growth potential from topline development, synergies, and deleveraging

ATLANTA, Georgia and INDEPENDENCE, Ohio, February 29, 2024 – First Advantage Corporation (NASDAQ:FA), a leading provider of employment background screening, identity, and verification solutions, announced today that it has entered into a definitive purchase agreement to acquire Sterling Check Corp. (NASDAQ:STER), a provider of background screening and identity services. First Advantage will issue a combination of cash and stock valuing Sterling at approximately $2.2 billion, including Sterling’s outstanding debt.

First Advantage and Sterling offer complementary technology solutions and services that enable employers across healthcare, retail & e-commerce, transportation, manufacturing, financial services, and other industries to manage risk and hire the best talent. Customers will benefit from accelerated investment in innovation and access to a broader suite of products and solutions to meet their needs, fueling growth of the combined company.

Building on pro forma combined revenue of $1.5 billion for the year ended December 31, 2023, the transaction is expected to deliver at least $50 million in run-rate synergies, implying immediate double-digit EPS accretion on a run-rate synergy basis. The combined company will have greater diversification of revenue across customer segments, industries, and geographies, reducing seasonality and improving resource planning and operational efficiency.

Following the transaction, we expect First Advantage to continue compounding EPS at a teens growth rate over time through a combination of topline growth, ongoing synergy capture, and significant deleveraging via strong organic free cash flow generation. First Advantage will share additional forward-looking financial information regarding the transaction’s impact at or around the time of closing.

“We are thrilled to announce the acquisition of Sterling, demonstrating our commitment to delivering high-quality, cost-effective employment background screening and identity verification solutions that enhance value for customers by helping them hire smarter and onboard faster, while also positioning First Advantage for long-term value creation,” said Scott Staples, Chief Executive Officer of First Advantage. “This combination unlocks efficiencies and opportunities to fuel incremental growth and invest in new technology solutions, including AI-driven automation, while further diversifying our business for greater resilience. We look forward to welcoming Sterling’s talented employees to First Advantage and implementing best practices from both organizations to better address the needs of applicants and employers of all sizes and across all verticals.”

“We are excited to be combining with First Advantage to accelerate Sterling’s strategic goals and deliver added value for our company, shareholders, clients, and employees,” said Josh Peirez, Chief Executive Officer of Sterling. “We look forward to offering clients a broader suite of solutions, while maintaining the excellent service they have come to expect. Importantly, this transaction delivers immediate value to Sterling shareholders, as well as the opportunity to participate in the compelling, long-term upside potential of a combined company that is positioned better than ever to serve the dynamic needs of our customers.”

Certain entities advised by or affiliated with Goldman Sachs & Co. LLC., which own approximately 52.8% of Sterling’s outstanding shares, entered into a support agreement pursuant to which they have delivered a written consent approving the transaction. CDPQ is an investor in one of these entities.

“Goldman Sachs and CDPQ are very pleased with Sterling’s performance over the last eight years. Josh has been an outstanding leader and partner, growing the business, and successfully bringing the company to the public markets. We are excited by the transformational opportunity offered by combining with First Advantage," said Adrian Jones, Global Chairman & Co-Head of the Private Equity business within Goldman Sachs Asset Management.

Following the closing of the transaction, Scott Staples will continue to serve as Chief Executive Officer of First Advantage. Josh Peirez, Sterling’s Chief Executive Officer, will be offered a seat on the First Advantage Board of Directors. First Advantage will continue to be headquartered in Atlanta, GA.

Transaction Details

The transaction consideration is comprised of approximately $1.2 billion in cash and 27.15 million shares of First Advantage common stock. Under the terms of the agreement, Sterling shareholders will elect to receive either $16.73 in cash or 0.979 shares of First Advantage common stock for each Sterling share. The shareholder election will be subject to proration, resulting in approximately 72% of Sterling’s shares being exchanged for cash consideration and 28% being exchanged for First Advantage common stock. The $16.73 per share consideration represents a premium of 35% to Sterling’s closing price of $12.42 on February 28, 2024, and a 26% premium to Sterling’s 30-day volume weighted average price (VWAP). Sterling shareholders are expected to own approximately 16% of the combined company after closing, and current First Advantage shareholders will own approximately 84%.

First Advantage intends to fund the cash portion of the transaction and retire existing Sterling debt through the issuance of $1.8 billion of new debt and the use of balance sheet cash. First Advantage has secured fully committed financing from Bank of America, N.A., Barclays Bank PLC, Bank of Montreal, Jefferies Finance LLC and Royal Bank of Canada.

The transaction has been unanimously approved by the Boards of Directors of both companies.

The transaction is expected to close in approximately the third quarter of 2024, with the closing and timing thereof subject to required regulatory approvals, clearances, and other customary closing conditions.

Advisors

J.P. Morgan Securities LLC acted as lead financial advisor to First Advantage. BofA Securities, Inc., Barclays Bank PLC, BMO Capital Markets Corp., Jefferies Finance LLC and RBC Capital Markets also served as financial advisors to First Advantage. Simpson Thacher & Bartlett LLP served as First Advantage’s legal counsel in the transaction.

Goldman Sachs & Co. LLC and Citigroup Global Markets Inc. acted as financial advisors to Sterling. Fried, Frank, Harris, Shriver & Jacobson LLP served as Sterling’s legal counsel in the transaction.

Conference Call and Webcast Information

First Advantage will host a conference call to review its fourth quarter and full year 2023 results and discuss details of the Sterling acquisition today, February 29, 2024, at 8:30 a.m. ET.

The call will be webcast live on the Company’s investor relations website at https://investors.fadv.com under the “News & Events” and “Events & Presentations” sections, where related presentation materials will be posted before the conference call.

Following the conference call, a replay of the webcast will be available on the Company’s investor relations website, https://investors.fadv.com. Alternatively, the live webcast and subsequent replay will be available at https://event.on24.com/wcc/r/4450900/D4362414C8BAE251D42253413CDB11CB.

About First Advantage

First Advantage (NASDAQ:FA) is a leading provider of employment background screening, identity, and verification solutions. First Advantage delivers innovative services and insights that help customers manage risk and hire the best talent. Enabled by its proprietary technology, First Advantage helps companies protect their brands and provide safer environments for their customers and their most important resources: employees, contractors, contingent workers, tenants, and drivers. Headquartered in Atlanta, Georgia, First Advantage performs screens in over 200 countries and territories on behalf of more than 30,000 customers. For more information about First Advantage, visit its website at https://fadv.com/.

About Sterling Check Corp.

Sterling (NASDAQ:STER) is a leading provider of background and identity services, helping over 50,000 clients create people-first cultures built on a foundation of trust and safety. Sterling’s tech-enabled services help organizations across all industries and regions establish great environments for their workers, partners, and customers. With operations in North America, Europe, the Middle East, Asia Pacific, and Latin America, Sterling conducts more than 100 million annual searches. For more information about Sterling, visit its website at https://www.sterlingcheck.com/.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form a part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or a solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such sale, issuance or transfer of securities would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, First Advantage Corporation ("First Advantage”) intends to file with the SEC a registration statement on Form S-4 that will include an information statement of Sterling Check Corp. (“Sterling”) and that also constitutes a prospectus of First Advantage. Each of First Advantage and Sterling may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the information statement/prospectus or registration statement or any other document that First Advantage or Sterling may file with the SEC. The information statement/prospectus (if and when available) will be mailed to stockholders of First Advantage and Sterling. INVESTORS AND SECURITY HOLDERS OF FIRST ADVANTAGE AND STERLING ARE URGED TO READ THE REGISTRATION STATEMENT, INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and information statement/prospectus (if and when available) and other documents containing important information about First Advantage, Sterling and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by First Advantage will be available free of charge on First Advantage’s website at https://fadv.com/ or by contacting First Advantage’s Investor Relations department at investors@fadv.com. Copies of the documents filed with the SEC by Sterling will be available free of charge on Sterling’s website at https://www.sterlingcheck.com/ or by contacting Sterling’s Investor Relations department at IR@sterlingcheck.com.

Forward-Looking Statements

This release and any documents referred to in this release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it is intended that all forward-looking statements that Sterling or First Advantage make will be subject to the safe harbor protections created thereby. Forward-looking statements can be identified by forward-looking terminology such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “will” or “would,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements that address Sterling’s and First Advantage’s future performance, business strategy, future operations, estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position, anticipated benefits of strategic transactions (including acquisitions and divestitures), and plans and objectives of management (including plans for future cash flow from operations), contained in this release or any documents referred to herein are forward-looking statements. These statements also include, but are not limited to, statements regarding the expected benefits of the proposed transaction to Sterling and First Advantage and each of their stockholders and the anticipated timing thereof. Sterling and First Advantage have based these forward-looking statements on current expectations, assumptions, estimates and projections. Such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Sterling and First Advantage’s control. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Sterling’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Sterling or First Advantage and potential difficulties in Sterling employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Sterling’s ongoing business operations, (vii) unexpected costs, charges or expenses resulting from the proposed transaction, (viii) certain restrictions during the pendency of the proposed transaction that may impact Sterling’s ability to pursue certain business opportunities or strategic transactions and (ix) the outcome of any legal proceedings that may be instituted against First Advantage or against Sterling related to the Merger Agreement or the proposed transaction. These and other important factors, including those discussed more fully elsewhere in this release and in Sterling and First Advantage’s filings with the SEC, including their respective Forms 10-K, 10-Q and 8-K, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements contained in this release are not guarantees of future performance and actual results of operations, financial condition, and liquidity, and the development of the industry in which each of Sterling and First Advantage operates, may differ materially from the forward-looking statements contained in this release. Any forward-looking statement made in this release speaks only as of the date of such statement. Except as required by law, neither Sterling nor First Advantage undertakes any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this release.

First Advantage Contacts

Investors:

Stephanie Gorman

Investors@fadv.com

Media:

Liz Zale / Lindsay Molk

FGS Global

FirstAdvantage@fgsglobal.com

Sterling Check Corp. Contacts

Investors:

Judah Sokel

IR@sterlingcheck.com

Media:

Angela Stelle

Angela.Stelle@sterlingcheck.com